AMENDMENT NO. 15

                                       TO

                         ALLTEL CORPORATION PENSION PLAN

                          (January 1, 1994 Restatement)

         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994 and subsequently further amended (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

              1. Effective as of January 1, 1999, but with respect only to Employees whose employment with the Controlled Group terminates after December 31, 1998, Section 1.24 of the Plan is amended to provide as follows:

         1.24     Normal Retirement Age

         (a) With respect to a Non-CBA Benefit (as hereinafter defined): The later of (A) the date an Employee attains age 65, or (B) the earlier of
         (i) the fifth anniversary of the date he commenced participation in the Plan, or (ii) the date he is credited with 5 or more Vesting Years of Service.

         (b) With respect to a CBA Benefit (as hereinafter defined): The later of the date an Employee attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

         (c) For purposes of this definition of "Normal Retirement Age", the term "CBA Benefit" shall mean the Pension benefits of a Participant attributable to his participation in the Plan on account of his being covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-CBA Benefit" shall mean any Pension benefits of a Participant that are not his "CBA Benefit".

              2. Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000, Section 11.09 of the Plan is amended to provide as follows:

         11.09    Suspension of Benefits Upon Reemployment

         (a) With respect to a Non-CBA Benefit (as hereinafter defined):
         Retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

         (b) With respect to a CBA Benefit (as hereinafter defined): Retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If the Participant had received any Pension payments or distributions in lieu of a Pension under the Plan or any Prior Plan, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any such payments or distributions he had received prior to his Normal Retirement Date, other than Disability Pension payments.

         (c) For purposes of this Section 11.09, the term "CBA Benefit" shall mean the Pension benefits of a Participant attributable to his participation in the Plan on account of his being covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-CBA Benefit" shall mean any Pension benefits of a Participant that are not his "CBA Benefit".

              3. Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000, subsection (a) of Section 11.09H of the Plan is amended to provide as follows:

         (a) Retirement benefits in pay status other than those attributable to the Participant's CP National Benefit, will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

              4. Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000, subsection (a) of Section 11.09S of the Plan is amended to provide as follows:

         (a) Retirement benefits in pay status, other than those attributable to the Participant's GTE Benefit, will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

              IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 7th day of December, 2000.


                                            ALLTEL CORPORATION

                                                   /s/ Joe T. Ford
                                            By: ________________________________
                                                Title:

                                AMENDMENT NO. 16

                                       TO

                         ALLTEL CORPORATION PENSION PLAN

                          (January 1, 1994 Restatement)

         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and as subsequently further amended (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth.

             1. Effective as of January 1, 2000, Section 13 of the Plan is amended by adding the following Section 13.33 thereto:

13.33        Employees of KINI, L.C.
             -----------------------

       (a)   Effective Date - January 1, 2000.
             --------------

       (b)   Account - None.
             -------

       (c)   Minimum Normal Retirement Pension - None.
             ---------------------------------

       (d)   Minimum Early Retirement Pension - None.
             --------------------------------

       (e)   Minimum Disability Retirement Pension - None.
             -------------------------------------

       (f)   Minimum Deferred Vested Pension - None.
             -------------------------------

       (g)   Minimum Death Benefit - None.
             ---------------------

       (h)   Prior Plan Offset - Not Applicable.
             -----------------

       (i)   Provision Relative to Section 401(a)(12) of the Code - Not
             ----------------------------------------------------
             Applicable.

       (j)   Miscellaneous - See  APPENDIX HH - SPECIAL  PROVISIONS  APPLICABLE
             -------------
             TO CERTAIN EMPLOYEES OF KINI, L.C. which follows immediately hereafter.

                                   APPENDIX HH

               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES

                                       OF

                                   KINI, L.C.

Effective as of September 30, 1999, certain employees of KINI, L.C. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective January 1, 2000, the Plan is modified as set forth below with respect to any employee of KINI, L.C. who became an employee of the Controlled Group on September 30, 1999, and who is in employment of the Controlled Group covered under the Plan on January 1, 2000.

A.   Section 1.07 is modified by adding to the definition thereof the following:

     1.07HH "Basic Compensation" shall include only amounts earned on or after January 1, 2000.

B.   Section 1.14 is modified by adding to the definition thereof the following:

     1.14HH "Compensation" shall include only amounts earned on or after January 1, 2000.

C.   Section 1.37(g) is modified as follows:

     1.37(g)HH          Vesting Service

                        (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                                  (i)        Service Prior to January 1,
                                             2000: An Employee's period(s)
                                             of employment with KINI, L.C.
                                             prior to January 1, 2000,
                                             shall be counted as Vesting
                                             Service to the extent that
                                             such periods would have
                                             counted under the Plan if such
                                             employment had been with the
                                             Company.

                                  (ii)       Service From and After January 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(g).

                                  (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.   Section 1.37(d) is modified as follows:

     1.37(d)HH          Benefit Service

                        (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                                  (i) Benefit Service Prior to January 1, 2000: None.

                                  (ii)       Benefit  Service From and After
                                             January 1, 2000:  In  accordance
                                             with the provisions of Section 1.37
                                             (d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)HH          Eligibility Year of Service

                        (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                                  (i)        Service Prior to January 1, 2000:
                                             An Employee's period(s) of
                                             employment with KINI, L.C. prior to
                                             January 1, 2000, shall be counted
                                             as Eligibility Years of Service to
                                             the extent that such periods would
                                             have counted under the Plan if such
                                             employment had been with the
                                             Company.

                                  (ii)       Service From and After January 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(f).

                                  (iii)      Notwithstanding any other
                                             provision of the Plan, there shall
                                             be no duplication of Eligibility
                                             Years of Service under the Plan by
                                             reason of any restoration of,
                                             crediting of, or granting of
                                             service in respect of any single
                                             period or otherwise.

             2. Effective as of April 1, 2000, Section 13 of the Plan is amended by adding the following Section 13.34 thereto:

13.34        Employees of SOUTHWESTCO WIRELESS, L.P.
             ---------------------------------------

       (a)   Effective Date - April 1, 2000.
             --------------

       (b)   Account - None.
             -------

       (c)   Minimum Normal Retirement Pension - None.
             ---------------------------------

       (d)   Minimum Early Retirement Pension - None.
             --------------------------------

       (e)   Minimum Disability Retirement Pension - None.
             -------------------------------------

       (f)   Minimum Deferred Vested Pension - None.
             -------------------------------

       (g)   Minimum Death Benefit - None.
             ---------------------

       (h)   Prior Plan Offset - Not Applicable.
             -----------------

       (i)   Provision Relative to Section 401(a)(12) of the Code -
             ----------------------------------------------------
             Not Applicable.

       (j)   Miscellaneous  - See  APPENDIX II  - SPECIAL  PROVISIONS
             -------------
             APPLICABLE TO CERTAIN EMPLOYEES OF SOUTHWESTCO WIRELESS, L.P. which follows immediately hereafter.

                                   APPENDIX II

               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES

                                       OF

                           SOUITHWESTCO WIRELESS, L.P.


Effective as of April 1, 2000, certain employees of SOUTHWESTCO WIRELESS, L.P. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective April 1, 2000, the Plan is modified as set forth below with respect to active employees of SOUTHWESTCO WIRELESS, L.P. who became employees of the Controlled Group on April 1, 2000.

A.   Section 1.07 is modified by adding to the definition thereof the following:

     1.07II "Basic Compensation" shall include only amounts earned on and after April 1, 2000.

B.   Section 1.14 is modified by adding to the definition thereof the following:

     1.14II "Compensation" shall include only amounts earned after on and after April 1, 2000.

C.   Section 1.37(g) is modified as follows:

     1.37(g)II           Vesting Service

                         (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                                   (i)       Service Prior to April 1, 2000: An
                                             Employee's period(s) of employment
                                             with SOUTHWESTCO WIRELESS, L.P.
                                             prior to April 1, 2000, shall be
                                             counted as Vesting Service to the
                                             extent that such periods would have
                                             counted under the Plan if such
                                             employment had been with the
                                             Company.

                                   (ii)      Service From and After April 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(g).

                                   (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.   Section 1.37(d) is modified as follows:

     1.37(d)II          Benefit Service

                        (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                                  (i)        Benefit Service Prior to April 1,
                                             2000:  None.

                                  (ii)       Benefit  Service  From and After
                                             April 1,  2000:  In  accordance
                                             with the provisions of Section 1.37
                                             (d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)II          Eligibility Year of Service

                        (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                                  (i) Service Prior to April 1, 2000: An Employee's period(s) of employment with SOUTHWESTCO WIRELESS, L.P. prior to April 1, 2000, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                                  (ii)       Service From and After April 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(f).

                                  (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

             3. Effective as of July 1, 2000, Section 13 of the Plan is amended by adding the following Section 13.35 thereto:

13.35        Employees of GTE Mobilnet Service Corporation
                  ---------------------------------------------

       (a)   Effective Date - July 1, 2000.
             --------------

       (b)   Account - None.
             -------

       (c)   Minimum Normal Retirement Pension - None.
             ---------------------------------

       (d)   Minimum Early Retirement Pension - None.
             --------------------------------

       (e)   Minimum Disability Retirement Pension - None.
             -------------------------------------

       (f)   Minimum Deferred Vested Pension - None.
             -------------------------------

       (g)   Minimum Death Benefit - None.
             ---------------------

       (h)   Prior Plan Offset - Not Applicable.
             -----------------

       (i)   Provision Relative to Section 401(a)(12) of the Code -
             ----------------------------------------------------
             Not Applicable.

       (k)   Miscellaneous - See APPENDIX JJ - SPECIAL PROVISIONS APPLICABLE TO
             -------------
             CERTAIN EMPLOYEES OF GTE MOBILNET SERVICE CORPORATION which follows immediately hereafter.

                                   APPENDIX JJ

               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES

                                       OF

                         GTE MOBILNET SERVICE CORORATION

Effective as of July 1, 2000, certain employees of GTE Mobilnet Service Corporation became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective July 1, 2000, the Plan is modified as set forth below with respect to active employees of GTE Mobilnet Service Corporation who became employees of the Controlled Group on July 1, 2000.

A.   Section 1.07 is modified by adding to the definition thereof the following:

     1.07JJ "Basic Compensation" shall include only amounts earned on and after July 1, 2000.

B.   Section 1.14 is modified by adding to the definition thereof the following:

     1.14JJ "Compensation" shall include only amounts earned after on and after July 1, 2000.

C.   Section 1.37(g) is modified as follows:

     1.37(g)JJ           Vesting Service

                         (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                                   (i)       Service Prior to July 1, 2000: An
                                             Employee's period(s) of employment
                                             with GTE Mobilnet Service
                                             Corporation prior to July 1, 2000,
                                             shall be counted as Vesting Service
                                             to the extent that such periods
                                             would have counted under the Plan
                                             if such employment had been with
                                             the Company.

                                   (ii)      Service From and After July 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(g).

                                   (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.   Section 1.37(d) is modified as follows:

     1.37(d)JJ          Benefit Service

                        (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                                  (i)        Benefit Service Prior to July 1,
                                             2000:  None.

                                  (ii)       Benefit  Service  From and  After
                                             July 1,  2000:  In  accordance with
                                             the provisions of Section 1.37(d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)JJ          Eligibility Year of Service

                        (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                                  (i)        Service Prior to July 1, 2000:
                                             An Employee's period(s) of
                                             employment with GTE Mobilnet
                                             Service Corporation prior to July
                                             1, 2000, shall be counted as
                                             Eligibility Years of Service to the
                                             extent that such periods would have
                                             counted under the Plan if such
                                             employment had been with the
                                             Company.

                                  (ii)       Service From and After July 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(f).

                                  (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

             4. Effective as of October 1, 2000, Section 13 of the Plan is amended by adding the following Section 13.36 thereto:

13.36        Employees of Radiofone/Cellular One

       (a)   Effective Date - October 1, 2000.
             --------------

       (b)   Account - None.
             -------

       (c)   Minimum Normal Retirement Pension - None.
             ---------------------------------

       (d)   Minimum Early Retirement Pension - None.
             --------------------------------

       (e)   Minimum Disability Retirement Pension - None.
             -------------------------------------

       (f)   Minimum Deferred Vested Pension - None.
             -------------------------------

       (g)   Minimum Death Benefit - None.
             ---------------------

       (h)   Prior Plan Offset - Not Applicable.
             -----------------

       (i)   Provision Relative to Section 401(a)(12) of the Code -
             ----------------------------------------------------
             Not Applicable.

       (l)   Miscellaneous - See APPENDIX KK - SPECIAL PROVISIONS APPLICABLE
             -------------
             TO CERTAIN EMPLOYEES OF RADIOFONE/CELLULAR ONE which follows immediately hereafter.

                                   APPENDIX KK

               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES

                                       OF

                             RADIOFONE/CELLULAR ONE

Effective as of October 1, 2000, certain employees of Radiofone/Cellular One became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective October 1, 2000, the Plan is modified as set forth below with respect to active employees of Radiofone/Cellular One who became employees of the Controlled Group on October 1, 2000.

A.   Section 1.07 is modified by adding to the definition thereof the following:

     1.07KK "Basic Compensation" shall include only amounts earned on and after October 1, 2000.

B.   Section 1.14 is modified by adding to the definition thereof the following:

     1.14KK "Compensation" shall include only amounts earned after on and after October 1, 2000.

C.   Section 1.37(g) is modified as follows:

     1.37(g)KK          Vesting Service

                        (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                                  (i)        Service Prior to October 1, 2000:
                                             An Employee's period(s) of
                                             employment with Radiofone/Cellular
                                             One prior to October 1, 2000, shall
                                             be counted as Vesting Service to
                                             the extent that such periods would
                                             have counted under the Plan if such
                                             employment had been with the
                                             Company.

                                  (ii)       Service From and After October 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(g).

                                  (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.   Section 1.37(d) is modified as follows:

     1.37(d)KK          Benefit Service

                        (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                                  (i) Benefit Service Prior to October 1, 2000: None.

                                  (ii)       Benefit  Service From and After
                                             October 1, 2000:  In  accordance
                                             with the provisions of Section 1.37
                                             (d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)KK          Eligibility Year of Service

                        (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                                  (i)        Service Prior to October 1, 2000:
                                             An Employee's period(s) of
                                             employment with Radiofone/Cellular
                                             One prior to October 1, 2000, shall
                                             be counted as Eligibility Years of
                                             Service to the extent that such
                                             periods would have counted under
                                             the Plan if such employment had
                                             been with the Company.

                                  (ii)       Service From and After October 1,
                                             2000:  In accordance with the
                                             provisions of Section 1.37(f).

                                  (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29th day of December, 2000.


                                       ALLTEL CORPORATION


                                           By:    /s/ Scott Ford
                                              -----------------------------
                                               Title: